UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):		May 6, 2020

ARROW FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

New York	000-12507	22-2448962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 GLEN STREET
GLENS FALLS, NY		12801
(Address of principal executive offices)		Zip Code

(518) 745-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, Par Value $1.00 per share	AROW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.

Arrow Financial Corporation (the "Company") held its 2020 Annual Meeting of Shareholders on May 6, 2020. As of the record date, March 12, 2020, there were 14,980,523 shares of the Company's common stock outstanding and entitled to vote. The holders of 11,558,211 shares of common stock, 77.15% of the outstanding shares entitled to vote as of the record date, were represented at the meeting virtually or by proxy, and this amount represented a quorum. The proposals are described in detail in the Company's Proxy Statement filed with the Securities and Exchange Commission on March 27, 2020. At the 2020 Annual Meeting, our shareholders (1) elected four Class A director nominees with terms expiring in 2023 to the Board of Directors, (2) approved on an advisory basis the Company's 2019 executive compensation, (3) approved the Arrow Financial Corporation 2020 Directors' Stock Plan to succeed and replace the Arrow Financial Corporation 2013 Directors’ Stock Plan and (4) ratified the selection of the independent registered public accounting firm, KPMG LLP, as our independent auditor for the fiscal year ending December 31, 2020.
The matters acted upon at the Annual Meeting, and the voting tabulation for each matter, are as follows:

1.	The election of four (4) directors to Class A for a term of three (3) years and/or until their successors shall have been elected and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
Class B Director Nominees:
Mark L. Behan	8,145,417	152,805	3,259,989
Elizabeth A. Miller	8,119,816	178,406	3,259,989
William L. Owens, Esq.	7,699,465	598,757	3,259,989
Richard J. Reisman, DMD	8,158,586	139,636	3,259,989

2. The approval, on an advisory basis, of the Company’s 2019 executive compensation.

	Votes For	Votes Withheld	Abstain	Broker Non-Votes
Common Stock Voted On:
Executive Compensation	7,698,481	480,741	119,000	3,259,989

3. The approval of the Arrow Financial Corporation 2020 Directors' Stock Plan to succeed and replace the Arrow Financial Corporation 2013 Directors’ Stock Plan.

	Votes For	Votes Withheld	Abstain	Broker Non-Votes
Common Stock Voted On:
Approval of Directors' Stock Plan	7,764,654	401,971	131,597	3,259,989

4. The ratification of the selection of the independent registered public accounting firm, KPMG LLP, as the Company's independent auditor for the fiscal year ending December 31, 2020.

Common Stock Voted On:	Votes For	Votes Withheld	Abstain
KPMG LLP	11,285,629	216,755	55,827

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW FINANCIAL CORPORATION
Date:	May 7, 2020	By:	/s/ Edward J. Campanella
Edward J. Campanella, Senior Vice President, Treasurer and Chief Financial Officer